AMENDMENT NO. 15
TO THE FIRST RESTATED
MASTER DISTRIBUTION PLAN
(Class C Shares)
     The First Restated Master Distribution Plan (the “Plan”), dated as of August 18, 2003, and as subsequently amended, and as restated the 20th day of September, 2006, pursuant to Rule 12b-1, is hereby amended, effective June 14, 2010, as follows:
          WHEREAS, the parties desire to amend the Plan to add a new Portfolio: Invesco Emerging Market Local Currency Debt Fund;
          NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:
“SCHEDULE A
TO
FIRST RESTATED
MASTER DISTRIBUTION PLAN
(CLASS C SHARES)
(DISTRIBUTION AND SERVICE FEES)
     The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class C Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class C Shares of each Portfolio to the average daily net assets of the Class C Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class C Shares of the Portfolio.

	Maximum
	Asset
	Based	Maximum	Maximum
AIM COUNSELOR SERIES TRUST	Sales	Service	Aggregate
(INVESCO COUNSELOR SERIES TRUST)	Charge	Fee	Fee
Portfolio — Class C Shares

Invesco Core Plus Bond Fund	0.75%	0.25%	1.00%
Invesco Floating Rate Fund	0.50%	0.25%	0.75%
Invesco Multi-Sector Fund	0.75%	0.25%	1.00%
Invesco Select Real Estate Income Fund	0.75%	0.25%	1.00%
Invesco Structured Core Fund	0.75%	0.25%	1.00%
Invesco Structured Growth Fund	0.75%	0.25%	1.00%
Invesco Structured Value Fund	0.75%	0.25%	1.00%
Invesco Large Cap Relative Value Fund	0.75%	0.25%	1.00%

	Maximum
	Asset
	Based	Maximum	Maximum
AIM EQUITY FUNDS	Sales	Service	Aggregate
(INVESCO EQUITY FUNDS)	Charge	Fee	Fee
Portfolio — Class C Shares

Invesco Capital Development Fund	0.75%	0.25%	1.00%
Invesco Charter Fund	0.75%	0.25%	1.00%
Invesco Constellation Fund	0.75%	0.25%	1.00%
Invesco Diversified Dividend Fund	0.75%	0.25%	1.00%
Invesco Large Cap Basic Value Fund	0.75%	0.25%	1.00%
Invesco Large Cap Growth Fund	0.75%	0.25%	1.00%
Invesco Summit Fund	0.75%	0.25%	1.00%

	Maximum
	Asset
	Based	Maximum	Maximum
AIM FUNDS GROUP	Sales	Service	Aggregate
(INVESCO FUNDS GROUP)	Charge	Fee	Fee
Portfolio — Class C Shares

Invesco Basic Balanced Fund	0.75%	0.25%	1.00%
Invesco European Small Company Fund	0.75%	0.25%	1.00%
Invesco Global Core Equity Fund	0.75%	0.25%	1.00%
Invesco International Small Company Fund	0.75%	0.25%	1.00%
Invesco Mid Cap Basic Value Fund	0.75%	0.25%	1.00%
Invesco Select Equity Fund	0.75%	0.25%	1.00%
Invesco Small Cap Equity Fund	0.75%	0.25%	1.00%

	Maximum
	Asset
	Based	Maximum	Maximum
AIM GROWTH SERIES	Sales	Service	Aggregate
(INVESCO GROWTH SERIES)	Charge	Fee	Fee
Portfolio — Class C Shares

Invesco Balanced-Risk Retirement Now Fund	0.75%	0.25%	1.00%
Invesco Balanced-Risk Retirement 2010 Fund	0.75%	0.25%	1.00%
Invesco Balanced-Risk Retirement 2020 Fund	0.75%	0.25%	1.00%
Invesco Balanced-Risk Retirement 2030 Fund	0.75%	0.25%	1.00%
Invesco Balanced-Risk Retirement 2040 Fund	0.75%	0.25%	1.00%
Invesco Balanced-Risk Retirement 2050 Fund	0.75%	0.25%	1.00%
Invesco Basic Value Fund	0.75%	0.25%	1.00%
Invesco Conservative Allocation Fund	0.75%	0.25%	1.00%
Invesco Global Equity Fund	0.75%	0.25%	1.00%
Invesco Growth Allocation Fund	0.75%	0.25%	1.00%
Invesco Income Allocation Fund	0.75%	0.25%	1.00%
Invesco International Allocation Fund	0.75%	0.25%	1.00%
Invesco Mid Cap Core Equity Fund	0.75%	0.25%	1.00%
Invesco Moderate Allocation Fund	0.75%	0.25%	1.00%
Invesco Moderate Growth Allocation Fund	0.75%	0.25%	1.00%
Invesco Moderately Conservative Allocation Fund	0.75%	0.25%	1.00%
Invesco Small Cap Growth Fund	0.75%	0.25%	1.00%

	Minimum
	Asset
	Based	Maximum	Maximum
AIM INTERNATIONAL MUTUAL FUNDS	Sales	Service	Aggregate
(INVESCO INTERNATIONAL MUTUAL FUNDS)	Charge	Fee	Fee
Portfolio — Class C Shares

Invesco Asia Pacific Growth Fund	0.75%	0.25%	1.00%
Invesco European Growth Fund	0.75%	0.25%	1.00%
Invesco Global Growth Fund	0.75%	0.25%	1.00%
Invesco Global Small & Mid Cap Growth Fund	0.75%	0.25%	1.00%
Invesco International Core Equity Fund	0.75%	0.25%	1.00%
Invesco International Growth Fund	0.75%	0.25%	1.00%

	Maximum
	Asset
	Based	Maximum	Maximum
AIM INVESTMENT FUNDS	Sales	Service	Aggregate
(INVESCO INVESTMENT FUNDS)	Charge	Fee	Fee
Portfolio — Class C Shares

Invesco Balanced-Risk Allocation Fund	0.75%	0.25%	1.00%
Invesco China Fund	0.75%	0.25%	1.00%
Invesco Developing Markets Fund	0.75%	0.25%	1.00%
Invesco Emerging Market Local Currency Debt Fund	0.75%	0.25%	1.00%
Invesco Global Health Care Fund	0.75%	0.25%	1.00%
Invesco International Total Return Fund	0.75%	0.25%	1.00%
Invesco Japan Fund	0.75%	0.25%	1.00%
Invesco LIBOR Alpha Fund	0.75%	0.25%	1.00%
Invesco Endeavor Fund	0.75%	0.25%	1.00%
Invesco Global Fund	0.75%	0.25%	1.00%
Invesco Small Companies Fund	0.75%	0.25%	1.00%
Invesco International Growth Equity Fund	0.75%	0.25%	1.00%

	Maximum
	Asset
	Based	Maximum	Maximum
AIM INVESTMENT SECURITIES FUNDS	Sales	Service	Aggregate
(INVESCO INVESTMENT SECURITIES FUNDS)	Charge	Fee	Fee
Portfolio — Class C Shares

Invesco Core Bond Fund	0.75%	0.25%	1.00%
Invesco Dynamics Fund	0.75%	0.25%	1.00%
Invesco Global Real Estate Fund	0.75%	0.25%	1.00%
Invesco High Yield Fund	0.75%	0.25%	1.00%
Invesco Income Fund	0.75%	0.25%	1.00%
Invesco Money Market Fund	0.65%	0.25%	0.90%
Invesco Municipal Bond Fund	0.75%	0.25%	1.00%
Invesco Real Estate Fund	0.75%	0.25%	1.00%
Invesco Short Term Bond Fund	0.75%	0.25%	1.00%
Invesco U.S. Government Fund	0.75%	0.25%	1.00%

	Maximum	Asset
	Based	Maximum	Maximum
AIM SECTOR FUNDS	Sales	Service	Aggregate
(INVESCO SECTOR FUNDS)	Charge	Fee	Fee
Portfolio — Class C Shares

Invesco Energy Fund	0.75%	0.25%	1.00%
Invesco Financial Services Fund	0.75%	0.25%	1.00%
Invesco Gold & Precious Metals Fund	0.75%	0.25%	1.00%
Invesco Leisure Fund	0.75%	0.25%	1.00%
Invesco Technology Fund	0.75%	0.25%	1.00%
Invesco Utilities Fund	0.75%	0.25%	1.00%
Invesco U.S. Mid Cap Value Fund	0.75%	0.25%	1.00%
Invesco U.S. Small Cap Value Fund	0.75%	0.25%	1.00%
Invesco U.S. Small/Mid Cap Value Fund	0.75%	0.25%	1.00%
Invesco Value II Fund	0.75%	0.25%	1.00%

	Maximum
	Asset
	Based	Maximum	Maximum
AIM TAX-EXEMPT FUNDS	Sales	Service	Aggregate
(INVESCO TAX-EXEMPT FUNDS)	Charge	Fee	Fee
Portfolio — Class C Shares

Invesco High Income Municipal Fund	0.75%	0.25%	1.00%
Invesco Municipal Fund	0.75%	0.25%	1.00%

*	The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof).”
All other terms and provisions of the Plan not amended herein shall remain in full force and effect.
Dated: June 14, 2010

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